Exhibit 99.2

Creagh Medical Limited

Unaudited interim condensed financial statements

for the nine-month period ended 30 September 2015

CREAGH MEDICAL LIMITED

UNAUDITED INTERIM CONDENSED FINANCIAL STATEMENTS

30 September 2015

CREAGH MEDICAL LIMITED

UNAUDITED STATEMENT OF COMPREHENSIVE INCOME

for the nine months ended 30 September 2015

	Note	2015 €	2014 €

Continuing operations
Turnover	3	1,659,399	1,192,019

Cost of sales		(738,009)	(465,529)

Gross profit		921,390	726,490

Expenditures
Distribution costs		(4,570)	(3,872)
Administrative expenses		(760,693)	(669,060)
Research and development costs		(668,554)	(559,280)

Operating loss		(512,427)	(505,722)

Interest payable and similar charges		(109,521)	(92,020)

Loss on ordinary activities before taxation	4	(621,948)	(597,742)

Taxation	5	—	—

Loss on ordinary activities after taxation		(621,948)	(597,742)

Other comprehensive income		—	—

Total comprehensive loss for the period		(621,948)	(597,742)

CREAGH MEDICAL LIMITED

UNAUDITED STATEMENT OF CHANGES IN EQUITY

for the nine months ended 30 September 2015

	Share capital €	Equity component of convertible loan €	Profit and loss account €	Total equity €

At 1 January 2014	100	69,701	(1,274,065)	(1,204,264)
Loss for the period	—	—	(597,742)	(597,742)
Other comprehensive income	—	—	—	—

Total comprehensive loss for the period	—	—	(597,742)	(597,742)

At 30 September 2014	100	69,701	(1,871,807)	(1,802,006)

At 1 January 2015	100	69,701	(2,069,970)	(2,000,169)
Loss for the period	—	—	(621,948)	(621,948)
Other comprehensive income	—	—	—	—

Total comprehensive loss for the period	—	—	(621,948)	(621,948)

At 30 September 2015	100	69,701	(2,691,918)	(2,622,117)

CREAGH MEDICAL LIMITED

UNAUDITED STATEMENT OF FINANCIAL POSITION

as at 30 September 2015

	Note	30 September 2015 €	31 December 2014 €

FIXED ASSETS
Tangible assets	6	339,937	359,131
Other financial assets		25	25

		339,962	359,156

CURRENT ASSETS
Stocks		144,816	59,103
Debtors		546,975	351,769
Cash at bank and in hand		205,201	353,535

		896,992	764,407

CREDITORS (amounts falling due within one year)		(1,665,532)	(572,203)

NET CURRENT (LIABILITIES)/ASSETS		(768,540)	192,204

TOTAL ASSETS LESS CURRENT LIABILITIES		(428,578)	551,360

CREDITORS (amounts falling due after one year)	7	(2,193,539)	(2,551,529)

NET LIABILITIES		(2,622,117)	(2,000,169)

CAPITAL AND RESERVES
Called up share capital	8	100	100
Equity component of convertible loan	7	69,701	69,701
Profit and loss account		(2,691,918)	(2,069,970)

TOTAL SHAREHOLDERS’ FUNDS		(2,622,117)	(2,000,169)

CREAGH MEDICAL LIMITED

UNAUDITED STATEMENT OF CASH FLOWS

for the nine months ended 30 September 2015

	Note	2015 €	2014 €

NET CASH OUTFLOW FROM OPERATING ACTIVITIES	9	(125,627)	(367,534)

Investing activities
Payments to acquire tangible fixed assets	6	(36,517)	(73,218)

NET CASH FLOW FROM INVESTING ACTIVITIES		(36,517)	(73,218)

Financing activities
Dividends paid to preference shareholders	8	—	(7,155)
Bank interest paid		(2,055)	(4,024)
Proceeds from issuance of Ordinary ‘D’ shares	8	—	150,000
Proceeds from bank loans	7	54,519	8,875
Repayment of bank loans	7	(38,654)	(36,667)

NET CASH FLOW FROM FINANCING ACTIVITIES		13,810	111,029

NET DECREASE IN CASH AT BANK AND IN HAND		(148,334)	(329,723)

CASH AT BANK AND IN HAND AT 1 JANUARY		353,535	396,903

CASH AT BANK AND IN HAND AT 30 SEPTEMBER		205,201	67,180

CREAGH MEDICAL LIMITED

NOTES TO THE UNAUDITED INTERIM CONDENSED FINANCIAL STATEMENTS

30 September 2015

1.	GENERAL INFORMATION AND STATEMENT OF COMPLIANCE

(a)	Principal activities

The Company is a limited liability company incorporated in Ireland. The registered office of the Company is at IDA Business Park, Ballinasloe, Co. Galway. The Company’s principal activities are the design, development and manufacture of medical devices.

(b)	Statement of compliance

These unaudited interim condensed financial statements have been prepared in compliance with FRS 104, “Interim Financial Reporting” (“FRS 104”).

These unaudited interim condensed financial statements do not include all the information and disclosures required in the annual financial statements, and should be read in conjunction with the Company’s annual financial statements as at 31 December 2014.

(c)	Basis of preparation

These unaudited interim condensed financial statements of Creagh Medical Limited were approved for issue by the Board of Directors on February 3, 2016. The financial statements have been prepared in accordance with FRS 104. The financial statements are prepared in Euro (€) and rounded to the nearest Euro.

The Company incurred losses on ordinary activities of €621,948 and €597,742 for the nine months ended 30 September 2015 and 2014, respectively, which resulted in a capital deficiency of €2,622,117 as of 30 September 2015 (31 December 2014: €2,000,169). The directors have assessed that the Company is an emerging developmental stage business. As anticipated, this has led to a number of operating losses that have been funded on an ongoing basis by Series B and D Ordinary shares, preference and preference “A” shares as well as a bank loan and a line of credit. The directors have assessed that the funding referred to above and the ultimate sale of the Company as disclosed in note 11 provide evidence before and after the end of the reporting period of the Company’s ability to continue in business. Thus, the directors have prepared the financial statements on a going concern basis.

In accordance with FRS 102, the directors have reviewed the accounting policies of Creagh Medical Limited (“the Company”) and consider these appropriate for the Company. The same accounting policies and methods of computation are followed in these interim condensed financial statements as compared with the most recent annual financial statements as of 31 December 2014.

CREAGH MEDICAL LIMITED

NOTES TO THE UNAUDITED INTERIM CONDENSED FINANCIAL STATEMENTS

30 September 2015 (Continued)

2.	JUDGEMENTS AND KEY SOURCES OF ESTIMATION UNCERTAINTY

(i)	Revenue recognition

The Company exercises judgment when recognising revenue from sale of goods in assessing whether it has transferred to the buyer the significant risks and rewards of ownership and whether the transaction has satisfied all of the conditions for revenue recognition. The Company also exercises judgment when recognising revenue from the rendering of services in assessing whether the outcome of the transaction can be estimated reliably, in assessing the stage of completion of the transaction and in assessing whether the transaction has satisfied all of the conditions for revenue recognition for rendering of services. The Company also exercises judgment in identifying the transaction and in determining whether to apply the revenue recognition criteria to the separately identifiable components of a single transaction or to apply the recognition criteria to two or more transactions together when they are linked in such a way that the commercial effect cannot be understood without reference to the series of transactions as a whole.

(ii)	Operating lease commitments

The Company has entered into a commercial property lease as a lessee for use of the property as the Company’s administrative and factory building. The classification of this lease as operating or finance lease requires the Company to determine, based on an evaluation of the terms and conditions of the arrangement, whether it retains or acquires the significant risks and rewards of ownership of the asset and accordingly whether the lease requires an asset and liability to be recognised in the statement of financial position. The Company has assessed that the lease of the administrative and factory building qualifies as an operating lease because it does not retain or acquire the significant risks and rewards of ownership of the asset under the lease arrangement.

(iii)	Impairment of non-financial assets

Where there are indicators of impairment of individual assets, the Company performs impairment tests based on recoverable amount which is the higher of fair value less costs to sell or a value in use calculation. The fair value less costs to sell calculation is based on available data from binding sales transactions in an arm’s length transaction on similar assets or observable market prices less incremental costs for disposing of the asset. The value in use calculation is based on a discounted cash flow model. The cash flows are derived from the budget for the next five years and do not include restructuring activities that the Company is not yet committed to or significant future investments that will enhance the asset’s performance of the cash generating unit being tested. The recoverable amount is most sensitive to the discount rate used for the discounted cash flow model as well as the expected future cash flows and the growth rate used for extrapolation purposes. The Company has assessed that as of 30 September 2015 and 31 December 2014, non-financial assets are not impaired (see note 6).

CREAGH MEDICAL LIMITED

NOTES TO THE UNAUDITED INTERIM CONDENSED FINANCIAL STATEMENTS

30 September 2015 (Continued)

2.	JUDGEMENTS AND KEY SOURCES OF ESTIMATION UNCERTAINTY (Continued)

(iv)	Taxation

The Company establishes provisions based on reasonable estimates, for possible consequences of audits by the tax authorities of the consequences of audits by the tax authorities in the country in which it operates. The amount of such provisions is based on various factors, such as experience with previous tax audits and differing interpretations of tax regulations by the taxable entity and the responsible tax authority.

Management estimation is required to determine the amount of deferred tax assets that can be recognised, based upon likely timing and level of future taxable profits together with an assessment of the effect of future tax planning strategies. Management has assessed that no deferred tax asset shall be recognised for tax loss carryforwards because it is not probable that future taxable profits will be available against which they can be utilised note 5.

(v)	Provisions and contingencies

In 2015, the Company recognised €Nil (2014: €16,196) for government grants receivable from Enterprise Ireland. If the Company fails to adhere to the conditions of the grant they may be liable to repay these amounts to Enterprise Ireland. This contingent liability remains in place for five years from the date of the last payment of the grant.

The Company has assessed that it is unlikely that the Company will not be able to adhere to the conditions of the grant.

(vi)	Recognition of share-based payments

The Company’s Chief Executive Officer (CEO) on behalf of the Company granted a number of options to certain key employees over a number of Ordinary shares of €0.01 each. The options may be exercised at the price per share, during the periods and subject to certain conditions in the Option Granting Agreement. The options may only be exercised on or after the occurrence of an Exit Event.

Based on the terms and conditions of this share-based payment scheme, the Company has assessed that no share-based payment expense needs to be recognised in 2015 and 2014.

(vii)	Fair valuation of financial instruments

When the fair values of financial assets and financial liabilities recorded in the statement of financial position cannot be measured based on quoted prices in active markets, their fair value is measured using valuation techniques including the discounted cash flow (DCF) model. The inputs to these models are taken from observable markets where possible, but where this is not feasible, a degree of judgement is required in establishing fair values.

CREAGH MEDICAL LIMITED

NOTES TO THE UNAUDITED INTERIM CONDENSED FINANCIAL STATEMENTS

30 September 2015 (Continued)

2.	JUDGEMENTS AND KEY SOURCES OF ESTIMATION UNCERTAINTY (Continued)

(vii)	Fair valuation of financial instruments (Continued)

The Company has determined the fair value of a non-interest bearing three-year related party loan from USCI Japan Limited at inception using a DCF model with an observable market rate. The difference between the face value of the loan and the fair value at inception date was treated as an additional share capital recognised in the equity section of the statement of financial position. The loan was subsequently measured at amortised cost using the effective interest rate method. Please see more details in note 7.

(viii)	Classification of share capital

FRS 102 specifies the features of a puttable financial instrument to be classified as an equity instrument. A puttable financial instrument includes a contractual obligation for the issuer to repurchase or redeem that instrument for cash or another financial asset on exercise of the put. As an exception to the definition of a financial liability, an instrument that includes such an obligation is classified as an equity instrument if certain features are satisfied.

The Company has assessed that as of 30 September 2015 share capital amounting €1,792,000 (2014: €1,792,000) contain features identical to a financial liability and has reclassified these amounts into financial liability. Please see note 8 for more details.

The Company also has a convertible related party loan from USCI Japan Limited amounting to €500,000 (see note 7). Under FRS 102, if an instrument has both a financial liability component and an equity component (e.g., a conversion option), the issuer is required to separately account for each component. The liability component is recognised at fair value calculated by discounting the cash flows associated with the liability component at a market rate for a similar debt host instrument, and the equity component is measured as the residual amount. As a result the Company has calculated the financial liability component of this loan amounting to €430,299 and has recognised this amount as a financial liability (see note 7). The residual amount of the loan amounting to €69,701 was reclassified to equity (see note 8).

(ix)	Assessment of functional currency

Based on the economic substance of the underlying circumstances relevant to the Company, the functional currency is determined to be the Euro. It is the currency that mainly influences the sale of goods and services and the cost manufacturing the goods and of rendering the services.

CREAGH MEDICAL LIMITED

NOTES TO THE UNAUDITED INTERIM CONDENSED FINANCIAL STATEMENTS

30 September 2015 (Continued)

3.	TURNOVER

The total turnover of the Company for the period has been derived from its principal activity wholly undertaken in Ireland.

The Company operates in two principal areas of activity, that of the manufacture and sale of medical devices and the provision of design and development services.

Principal areas of activity	2015 €	2014 €

Sale of medical devices	1,261,366	822,457
Design and development services	398,033	369,562

	1,659,399	1,192,019

Geographical market	2015 €	2014 €

Europe	305,092	276,187
Rest of the World	1,354,307	915,832

	1,659,399	1,192,019

Turnover attributable to geographical markets outside Ireland amounted to 94% for 2015 (2014: 97%).

4.	LOSS ON ORDINARY ACTIVITIES BEFORE TAXATION

	2015 €	2014 €

The loss on ordinary activities before taxation is stated after charging/(crediting):
Directors’ remuneration:
– Salary	63,965	60,408
– Pension costs	5,387	5,394
Depreciation of tangible fixed assets	55,711	44,379
Research and development
– expenditure in current year	705,924	630,646
– research and development tax credits	(37,370)	(71,366)
Operating lease rentals – building	90,094	87,810

CREAGH MEDICAL LIMITED

NOTES TO THE UNAUDITED INTERIM CONDENSED FINANCIAL STATEMENTS

30 September 2015 (Continued)

5.	TAXATION

There is no charge to corporation tax in the accounts due to net operating loss tax losses carried forwards.

The reconciliation between the tax line in the statement of comprehensive income and the loss on ordinary activities before taxation multiplied by the Irish standard tax rate follows:

	2015 €	2014 €

Loss on ordinary activities before taxation	(621,948)	(597,742)

Tax income calculated at Irish standard rate of corporation tax of 12.5% (2014: 12.5%)	(77,744)	(74,718)
Effect of unrecognised deferred tax asset on net operating loss carryover	77,744	74,718

Total tax expense reported in the statement of comprehensive income	—	—

As of 30 September 2015, the Company has €17,659,189 of tax losses for which no deferred tax assets have been recognised because management believes that it may not be probable that sufficient future taxable income will be available against which the deferred tax assets can be utilized. Unused tax losses do not expire.

CREAGH MEDICAL LIMITED

NOTES TO THE UNAUDITED INTERIM CONDENSED FINANCIAL STATEMENTS

30 September 2015 (Continued)

6.	TANGIBLE FIXED ASSETS

At 30 September 2015		Fixtures,
	Balloon	fittings and	Computer
	moulds	equipment	equipment	Total
	€	€	€	€
Cost
At 1 January 2015	34,700	555,175	36,117	625,992
Additions	5,464	19,904	11,149	36,517

At 30 September 2015	40,164	575,079	47,266	662,509

Depreciation
At 1 January 2015	17,742	230,818	18,301	266,861
Charge for the year	5,525	42,189	7,997	55,711

At 30 September 2015	23,267	273,007	26,298	322,572

Net book values
At 30 September 2015	16,897	302,072	20,968	339,937

At 31 December 2014		Fixtures,
	Balloon	fittings and	Computer
	moulds	equipment	equipment	Total
	€	€	€	€
Cost
At 1 January 2014	34,700	480,081	15,157	529,938
Additions	—	75,094	20,960	96,054

At 31 December 2014	34,700	555,175	36,117	625,992

Depreciation
At 1 January 2014	10,802	181,123	13,106	205,031
Charge for the year	6,940	49,695	5,195	61,830

At 31 December 2014	17,742	230,818	18,301	266,861

Net book values
At 31 December 2014	16,958	324,357	17,816	359,131

CREAGH MEDICAL LIMITED

NOTES TO THE UNAUDITED INTERIM CONDENSED FINANCIAL STATEMENTS

30 September 2015 (Continued)

6.	TANGIBLE FIXED ASSETS (Continued)

The Company has assessed that continued operating losses are an indicator of potential impairment of depreciable assets. Except for certain assets with immaterial carrying amounts, all of the Company’s assets are being utilised in the business. As an emerging developmental stage business, the Company’s business strategy is to design balloon catheters and retain manufacturing. As anticipated, this has led to a number of operating losses that have been funded on an ongoing basis by Series B and D Ordinary shares, preference and preference “A” shares as well as a bank loan and a line of credit.

There are no individually significant assets in the Company’s fixed asset register other than the extrusion room equipment; therefore, the Company has reviewed all of its assets as a single cash-generating unit. The Company has assessed that the ongoing funding and the ultimate sale of the Company as disclosed in note 11 provide evidence before and after the end of the reporting period that the Company’s assets are not impaired.

7.	LOANS

Bank and related party loans repayable, included within creditors due after more than one year, are analysed as follows:

	30 September	31 December
	2015	2014
	€	€
Wholly repayable within five years	578,007	589,145
Not wholly repayable within five years	—	—

	578,007	589,145

Details of terms and conditions of loans:

1.	Bank loan from Bank of Ireland (BOI)

The Company’s loan facility with BOI includes the following:

•	€50,000 by way of overdraft, repayable on demand

•	€12,500 by way of Credit Card facility, repayable on standard credit terms

•	€121,346 by way of Term Loan, repayable by monthly instalments of €3,573, covering interest and principal. The loan is to be repaid in full by 31 December 2017. This repayment is based on current interest rate of 3.84% and the repayment amount may need to be adjusted to reflect interest rate during the remaining term, such that repayments are sufficient to clear the loan in full by the expiry date of 31 December 2017.

CREAGH MEDICAL LIMITED

NOTES TO THE UNAUDITED INTERIM CONDENSED FINANCIAL STATEMENTS

30 September 2015 (Continued)

7.	LOANS (Continued)

The loan is also subject to a bank covenant, including that the Company observes the following conditions:

•	Use all sums drawn for the purpose specified in the loan agreement

•	Maintain its corporate existence

•	Furnish certified accounts with the Lender within 6 months of the Company’s financial year end

•	Furnish half yearly Management Accounts within 60 days of the Company’s half year end

•	Conduct its business in an efficient and business-like manner and in compliance with all laws, authorisations, agreements and obligations applicable to it, and pay all taxes imposed on it when due and payable

The loan agreement is subject to a review. Unless circumstances change warranting an earlier review, the facilities would be formally reviewed by 30 June 2015.

2.	Loan from USCI Japan Limited

The Company has a related party loan due to USCI Japan Limited, a shareholder, amounting to €500,000 repayable after three years from drawdown in May 2013. The loan is interest-free.

The loan has a conversion feature, whereby in the event the Company does not repay the loan on the repayment date, the lender shall be entitled by giving less than 30 days’ notice in writing to be issued with 500 ordinary shares in the capital of the Company (being the amount of Ordinary Shares into which the loan converts on the basis of a pre-money valuation of the borrower of €10,000,000) or the Company will be entitled to elect to issue such shares in full conversion of the loan to shares in the capital of the Company and on such shares being issued the Company shall have no further liability with respect to the loan.

If the conversion does not take place, then the loan shall become immediately repayable by the Company to the lender on the second repayment date upon a written request by the lender and in the period between the first repayment date and the second repayment date. Interest at a rate of 5% per annum shall accrue on the loan and be payable to the lender on the second repayment date.

This loan was recognised at fair value at inception, which is the discounted value using a market interest rate of 5% that reflects the term and risk profile of the loan.

As USCI Japan Limited is a shareholder of the Company, the difference between the face value of the loan and the discounted value of the loan was recognised as additional capital contribution. An implied finance cost was subsequently recognised over the term of the loan using the effective interest method.

The related party loan’s conversion feature was separately accounted for as an equity instrument (see note 8).

CREAGH MEDICAL LIMITED

NOTES TO THE UNAUDITED INTERIM CONDENSED FINANCIAL STATEMENTS

30 September 2015 (Continued)

8.	SHARE CAPITAL

	30 September	31 December
	2015	2014
	€	€
Authorised:
100,000,000 Ordinary shares of €0.01 each	1,000,000	1,000,000
2,000,000 ‘B’ Ordinary shares of €1 each	2,000,000	2,000,000
100,000,000 ‘C’ Ordinary shares of €0.01 each	1,000,000	1,000,000
2,000,000 ‘D’ Ordinary shares of €1 each	2,000,000	2,000,000
8% Cumulative redeemable preference shares of €1 each	150,000	150,000
8% Cumulative Redeemable ‘A’ Preference Shares of €1 each	170,000	170,000

	6,320,000	6,320,000

Issued:
10,000 Ordinary shares of €0.01 each	100	100
500,000 Ordinary B shares of €1 each	500,000	500,000
972,000 D Ordinary shares of €1 each	972,000	972,000
8% Cumulative redeemable preference shares of €1 each	150,000	150,000
8% Cumulative Redeemable ‘A’ Preference Shares of €1 each	170,000	170,000

	1,792,100	1,792,100

Share capital classified as equity	100	100
Share capital classified as financial liability	1,792,000	1,792,000
Equity component of convertible related party loan (note 7)	69,701	69,701

(a)	The ‘B’ ordinary shares have no right to attend or vote at general meetings of the Company. They have been issued under an Employment and Incentive Scheme and are subject to a Put and Call Option Agreement, whereby the Company granted the employee/investors the right exercisable at any time during the option period to require the Company to purchase the option shares for a fixed redemption price of €1.40 per ‘B’ ordinary share. ‘B’ ordinary shares have been classified as a financial liability.

(b)	The ‘C’ ordinary shares have no right to attend or vote at general meetings of the company, save on a realisation in which event they shall rank pari passu with the ordinary shares in the capital of the company. None of the ‘C’ ordinary shares have yet been issued.

CREAGH MEDICAL LIMITED

NOTES TO THE UNAUDITED INTERIM CONDENSED FINANCIAL STATEMENTS

30 September 2015 (Continued)

8.	SHARE CAPITAL (Continued)

(c)	The ‘D’ ordinary shares have no right to attend or vote at general meetings of the company, on a winding up ‘D’ ordinary shares shall be entitled to aggregate sum of all sums paid up but not exceeding €1.20 per ‘D’ Ordinary share. Similar to the ‘B’ ordinary shares, the ‘D’ ordinary shares are also subject to a Put and Call Option Agreement. These shares have been classified as a financial liability.

(d)	The preference shares have no right to attend or vote at general meetings of the Company. ‘A’ Preference Shares shall be entitled to receive notice of, and to attend at all general meetings of the Company but not to vote on any resolution proposed thereat. The Subscription Agreement provides that the Company shall redeem the preference shares on the redemption date. If the Company cannot redeem the preference shares then due for redemption, then those preference shares which the Company cannot redeem shall be redeemed as soon as the Company becomes capable of doing so pursuant to the Irish Companies Act. If the Company does not redeem all of the preference shares on the redemption date then, until the Company has redeemed all of the preference shares, it will not make any distribution.

Both classes of preference shares have been reclassified to financial liability.

(e)	The equity component of the convertible related party loan represents the equity component of the loan from USCI Japan Limited, which was issued with an equity conversion feature. Under FRS 102, such a compound instrument is required to be separated between its debt and equity components (see note 7).

(f)	The Company may declare and pay a dividend on one class of shares in the capital of the Company without declaring or paying any dividend on other classes or may declare a greater dividend on such class than on other such classes.

CREAGH MEDICAL LIMITED

NOTES TO THE UNAUDITED INTERIM CONDENSED FINANCIAL STATEMENTS

30 September 2015 (Continued)

9.	NOTES TO THE STATEMENT OF CASH FLOWS

	2015	2014
	€	€

Loss on ordinary activities after taxation	(621,948)	(597,742)

Adjustments to reconcile profit for the year to net cash flows from operating activities
Depreciation of tangible fixed assets	55,711	44,379
Net movement in government grants	(114,313)	(71,366)
Net movement in deferred income	167,218	(5,810)
Interest payable and similar charges	109,521	92,020
Working capital movements
Decrease/(increase) in debtors	(80,893)	14,552
Decrease/(increase) in stocks	(85,713)	(15,519)
Increase/(decrease) in creditors	444,790	171,952
Taxation
Corporation tax paid	—	—

Net cash outflow from operating activities	(125,627)	(367,534)

10.	COMMITMENTS AND CONTINGENCIES

Government grants

In 2015, the Company accrued €Nil (2014: €16,196) for government grants receivable from Enterprise Ireland. If the Company fails to adhere to the conditions of the grant they may be liable to repay these amounts to Enterprise Ireland. This contingent liability remains in place for five years from the date of the last payment of the grant. The total value of the government grants subject to this contingency is €448,752. The contingency expires in the following periods:

€

Expiring in 2015	45,195
Expiring in 2016	174,337
Expiring in 2017	213,024
Expiring in 2018	—
Expiring in 2019	16,196

448,752

The Company has assessed that that it is unlikely that the Company will not be able to adhere to the conditions of the grant.

CREAGH MEDICAL LIMITED

NOTES TO THE UNAUDITED INTERIM CONDENSED FINANCIAL STATEMENTS

30 September 2015 (Continued)

10.	COMMITMENTS AND CONTINGENCIES (Continued)

Lease discount claw back

The lease agreement with Balcreagh Properties for the factory building has a claw-back clause which states that if the Company is acquired in the period up to 31 March 2017, the Company will reimburse to the lessor all discounted amounts in the period from 1 April 2015 to the date of acquisition up to 90% of the annual rent.

As disclosed in note 11, on 20 November 2015, SurModics, Inc., a company incorporated in Minnesota, USA, acquired the Company. As this is an event that arose after the end of the reporting period and was not an indicator of conditions as of the statement of financial position date, no provision was recognised in the Company’s 30 September 2015 interim financial statements.

11.	EVENTS AFTER REPORTING PERIOD

On 20 November 2015, SurModics, Inc., a company incorporated in Minnesota, USA and a leading provider of medical device in vitro diagnostic technologies, acquired the Company. The acquisition is part of SurModics, Inc.’s strategy to transform its Medical Device business from being a provider of coating technologies to offering whole–product solutions to medical device customers in the large and growing global interventional vascular market.

SurModics, Inc. acquired the Company for €30 million, including an upfront payment of €18 million, and up to €12 million based on achievement of revenue and value–creating operational milestones, subject to certain adjustments including a customary working capital adjustment, as provided in the Transaction Documents.

Since the transaction is between the Company’s shareholders and SurModics, Inc., it will not be recognised in the financial statements of the Company.

12.	RELATED COMPANIES AND RELATED PARTY TRANSACTIONS

Related party transactions

The Company owns 100% of the share capital in USCI Ireland Limited. The Company’s investment in USCI Ireland Limited of €15 is included in “Other financial assets” in the statement of financial position. At the end of the year there is a balance due by the Company to USCI Ireland Limited of €15. USCI Ireland Limited did not trade during the period.

In 2010 USCI Japan Limited transferred the business of its Irish branch to the Company in a management buyout agreement. As part of this agreement USCI Japan Limited retained a 15% shareholding in the Company.

CREAGH MEDICAL LIMITED

NOTES TO THE UNAUDITED INTERIM CONDENSED FINANCIAL STATEMENTS

30 September 2015 (Continued)

12.	RELATED COMPANIES AND RELATED PARTY TRANSACTIONS (Continued)

Terms and conditions of transactions with related parties

The terms and conditions of the related party loan from USCI Japan Limited are disclosed in note 7. The Company has not provided or benefited from any guarantees for any related party receivables or payables, except for the guarantee received from Mr. Tom Greaney, a director of the Company.

Key management personnel

All directors and certain senior employees who have authority and responsibility for planning, directing and controlling the activities of the Company are considered to be key management personnel. Total remuneration in respect of these individuals in 2015 is €337,872 (2014: €315,351).

The Company’s CEO on behalf of the Company has also granted a number of options to certain key employees over a number of Ordinary shares of €0.01 each. Such options were granted from the Ordinary shares owned by the Company’s CEO. The options may only be exercised on or after the occurrence of an Exit Event. As the exercise of the share options is contingently dependent on an Exit Event, no share-based payment expense has been recognised in 2015 or 2014.

13.	SUMMARY OF DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE REPUBLIC OF IRELAND AND THE UNITED STATES OF AMERICA

The Company’s financial statements are prepared in accordance with Financial Reporting Standards 104, “Interim Financial Reporting” (“FRS 104” or “Local GAAP”), which differ in certain respects from accounting principles generally accepted in the United States of America (“US GAAP”). Differences which have an effect on the net income, shareholders’ equity, financial position and cash flows of the Company are set out below:

CREAGH MEDICAL LIMITED

NOTES TO THE UNAUDITED INTERIM CONDENSED FINANCIAL STATEMENTS

30 September 2015 (Continued)

13.	SUMMARY OF DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE REPUBLIC OF IRELAND AND THE UNITED STATES OF AMERICA (Continued)

Effect of differences between Local GAAP and US GAAP on loss after tax:

	2015	2014
	€	€

Loss for the period in accordance with Local GAAP	(621,948)	(597,742)

US GAAP adjustments
Accretion of Ordinary B and D shares to redemption amounts	75,815	62,041
Accretion of imputed interest on related party loan	17,824	16,955

Net loss in accordance with US GAAP	(528,309)	(518,746)

Effect of differences between Local GAAP and US GAAP on net equity:

	30 September	31 December
	2015	2014
	€	€

Net liabilities in accordance with Local GAAP	(2,622,117)	(2,000,169)

US GAAP adjustments
Reclassification of Ordinary B and D shares into mezzanine equity	1,472,000	1,472,000
Accretion of Ordinary B and D shares to redemption amounts	284,853	209,038
Reclassification of equity component of related party loan into debt	(69,701)	(69,701)
Accretion of imputed interest on related party loan	55,323	37,499

Net liabilities in accordance with US GAAP	(879,642)	(351,333)

CREAGH MEDICAL LIMITED

NOTES TO THE UNAUDITED INTERIM CONDENSED FINANCIAL STATEMENTS

30 September 2015 (Continued)

13.	SUMMARY OF DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE REPUBLIC OF IRELAND AND THE UNITED STATES OF AMERICA (Continued)

Effect of differences between Local GAAP and US GAAP on cash flows:

	2015	2014
	€	€

Net cash outflow from operating activities in accordance with Local GAAP	(125,627)	(367,534)
US GAAP adjustment:
Bank interest paid classified as operating activity under US GAAP	(2,055)	(4,024)

Net cash outflow from operating activities in accordance with US GAAP	(127,682)	(371,558)

Net cash outflow from investing activities in accordance with Local GAAP	(36,517)	(73,218)
US GAAP adjustment	—	—

Net cash outflow from investing activities in accordance with US GAAP	(36,517)	(73,218)

Net cash flow from financing activities in accordance with Local GAAP	13,810	111,029
US GAAP adjustment:
Bank interest paid classified as operating activity under US GAAP	2,055	4,024

Net cash flow from financing activities in accordance with US GAAP	15,865	115,053

Decrease in cash at bank and in hand in accordance with US GAAP	(148,334)	(329,723)
Cash at bank and in hand at beginning of period	353,535	396,903

Cash at bank and in hand at end of period in accordance with US GAAP	205,201	67,180

CREAGH MEDICAL LIMITED

NOTES TO THE UNAUDITED INTERIM CONDENSED FINANCIAL STATEMENTS

30 September 2015 (Continued)

13.	SUMMARY OF DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE REPUBLIC OF IRELAND AND THE UNITED STATES OF AMERICA (Continued)

Explanation of Local GAAP to US GAAP differences

1. Ordinary B and D shares

The Company’s Ordinary B and D shares are puttable instruments since they give the holders the right to “put” the instrument back to the Company at a fixed redemption price. Under Local GAAP, a puttable instrument meets the definition of financial liability because it gives the holder the right to put it back to the entity for cash or another financial asset, which represents a contractual obligation to deliver cash or another financial asset for which the entity does not have an unconditional right to avoid.

Under US GAAP, an embedded put option in a share should be evaluated for bifurcation instead of classifying the entire instrument as a liability. In addition, puttable shares are generally classified as temporary or mezzanine equity under US GAAP.

As a result, the Ordinary B and D shares which are classified as financial liabilities in the Company’s Local GAAP statement of financial position are reclassified to mezzanine equity under US GAAP. The face value of Ordinary B and D shares as of 30 September 2015 and 31 December 2014 amounted to €1,472,000 and €1,257,000, respectively.

Under FRS 102, the Company has measured the Ordinary B and D shares at the accreted value of their redemption amounts, with a corresponding periodic charge to the statement of comprehensive income.

Under US GAAP, shares classified as mezzanine equity such as the Company’s Ordinary B and D shares shall also be measured at their redemption amounts. However, the corresponding charge shall be recognised in equity.

2. Related party loan

Under Local GAAP, the Company has a related party loan due to USCI Japan Limited, which is interest-free. In accordance with Local GAAP, financial instruments in a financing transaction are initially measured at the present value of the future payments discounted at a market rate of interest for a similar debt instrument. As a result, the Company recognised the loan at its present value at inception date using an observable market rate of interest.

Under US GAAP, the related party loan is not accounted for using the imputed interest rate and is accounted for at the cash proceeds received.

CREAGH MEDICAL LIMITED

NOTES TO THE UNAUDITED INTERIM CONDENSED FINANCIAL STATEMENTS

30 September 2015 (Continued)

13.	SUMMARY OF DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE REPUBLIC OF IRELAND AND THE UNITED STATES OF AMERICA (Continued)

Explanation of Local GAAP to US GAAP differences

3. Presentation of bank interest paid in the statement of cash flows

Under Local GAAP, entities may present bank interest paid either as an operating activity or a financing activity, so long as the presentation is consistent from period to period. The Company has elected to present bank interest paid as a financing activity under Local GAAP.

Under US GAAP, bank interest paid is included within operating activities.